Corporate Overview December 2024 Exhibit 99.2

Legends Forward-Looking Statements This presentation contains forward-looking statements that involve substantial risks and uncertainties of OnKure Therapeutics, Inc. (“OnKure” or the “Company”). All statements other than statements of historical facts contained in this presentation, including statements regarding our future financial condition, results of operations, business strategy and plans, and objectives of management for future operations, as well as statements regarding industry trends, are forward-looking statements. Such forward-looking statements include, among other things, statements regarding the potential of, and expectations and plans regarding, OnKure’s product candidates and programs, including OKI-219; the potential of PI3KaMUT inhibitor-based therapies; OnKure’s ability to advance additional programs; planned expansion combination arms; the expected milestones and timing of such milestones, including for OKI-219 and its discovery programs; and statements regarding OnKure’s financial position, including its cash runway. In some cases, you can identify forward-looking statements by terminology such as “estimate,” “intend,” “may,” “plan,” “potentially” “will” or the negative of these terms or other similar expressions. We have based these forward-looking statements largely on our current expectations and projections about future events and trends that we believe may affect our financial condition, results of operations, business strategy and financial needs. These forward-looking statements are subject to a number of risks, uncertainties and assumptions, including, among other things: OnKure’s limited operating history; the significant net losses incurred since inception; the ability to raise additional capital to finance operations; the ability to advance product candidates through preclinical and clinical development; the ability to obtain regulatory approval for, and ultimately commercialize, OnKure’s product candidates; the outcome of preclinical testing and early clinical trials for OnKure’s product candidates, including the ability of those trials to satisfy relevant governmental or regulatory requirements and the potential that the outcome of preclinical testing and early clinical trials may not be predictive of the success of later clinical trials; OnKure’s limited resources; the risk of adverse events, toxicities or other undesirable side effects; potential delays or difficulties in the enrollment or maintenance of patients in clinical trials; the decision to develop or seek strategic collaborations to develop OnKure’s current or future product candidates in combination with other therapies and the cost of combination therapies; OnKure’s limited experience in designing clinical trials and lack of experience in conducting clinical trials; the substantial competition OnKure faces in discovering, developing, or commercializing products; the ability to attract, hire, and retain highly skilled executive officers and employees; the ability of OnKure to protect its intellectual property and proprietary technologies; the scope of any patent protection OnKure obtains or the loss of any of OnKure’s patent protection; developments relating to OnKure’s competitors and its industry, including competing product candidates and therapies; reliance on third parties, contract manufacturers, and contract research organizations; legislative, regulatory, political and economic developments and general market conditions; and other risks. Information regarding the foregoing and additional risks may be found in the section titled “Risk Factors” in documents that OnKure files from time to time with the Securities and Exchange Commission. These risks are not exhaustive. New risk factors emerge from time to time, and it is not possible for our management to predict all risk factors, nor can we assess the impact of all factors on our business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in, or implied by, any forward-looking statements. You should not rely upon forward-looking statements as predictions of future events. Although we believe that the expectations reflected in the forward-looking statements are reasonable, we cannot guarantee future results, levels of activity, performance or achievements. Except as required by law, we undertake no obligation to update publicly any forward-looking statements for any reason after the date of this presentation. This presentation also contains estimates and other statistical data made by independent parties and by us relating to market size and growth and other data about our industry. These data involve a number of assumptions and limitations, and you are cautioned not to give undue weight to such estimates. In addition, projections, assumptions, and estimates of our future performance and the future performance of the markets in which we operate are necessarily subject to a high degree of uncertainty and risk.

Investment Highlights OnKure is developing a best-in-class portfolio of highly mutant-selective PI3Kα inhibitors designed to preserve wild-type PI3Kα while effectively targeting the majority of PI3Kα-mutated cancers PI3Kα is the most frequently mutated oncogene Highly selective, targeted therapies offer the potential for significant improvement in patient outcomes OKI-219 is a PI3KaH1047R mutant selective inhibitor being evaluated in a Phase 1 trial as a monotherapy and in combination with other agents in breast cancer Preclinical pipeline includes: PI3Ka PAN and PI3Ka E542K, E545K programs Cash and investments expected to provide funding through multiple clinical milestones and runway into Q4 2026

Nicholas Saccomano, Ph.D. President and Chief Executive Officer Leadership Team with Proven Experience Samuel Agresta, M.D., MPH Chief Medical Officer Duncan Walker, Ph.D. Chief Development Officer Dylan Hartley, Ph.D. Chief Scientific Officer Rogan Nunn, J.D. General Counsel and Secretary James Blake, Ph.D. SVP of Computational Drug Discovery Mark L. Boys, Ph.D. SVP of Discovery Chemistry Ann Howell, Pharm.D. VP of Regulatory Affairs Robbie Alton, Pharm VP of Clinical Operations Kevin S. Litwiler, Ph.D. SVP of DMPK and Clinical Pharmacology Jason Leverone Chief Financial Officer Jim Wong, Ph.D. VP of Biological Sciences

Mutant-Selective PI3Ka Inhibitors Targeting the Majority of PI3Ka-mutated Cancers While Preserving Wild-type PI3Ka Program/Target Indication(s) Discovery Preclinical Clinical Current Status Next Anticipated Milestone OKI-219 PI3KaH1047R mutant-selective inhibitor Breast cancer & solid tumors Phase 1 enrolling Data Update (2H 2025) OKI-TBD PI3KaPAN mutant-selective inhibitor Solid tumors & breast cancer Candidate selection Select candidate (1H 2025) OKI-TBD PI3Ka E542K, E545K mutant-selective inhibitor Solid tumors & breast cancer Active discovery Select candidate (2026) PIKture-01 Trial PI3Ka mutant specific portfolio

PI3Ka: A validated target in HR+ MBC Three approved drugs (alpelisib, capivasertib, and inavolisib) However, on-target toxicity of inhibiting wild type significantly limits dosing and decreases quality of life5,6 OnKure is developing mutant-selective inhibitors designed to preserve wild-type PI3KaH1047R* OKI-219, in Phase 1 PI3Ka PAN candidate selection 1H 2025 PI3Ka E542K, E545K active discovery PI3Ka: The Most Commonly Mutated Oncogene A Need for Highly Selective Mutant Inhibitors that Improve Efficacy and Safety 1. Data from Tumor portal; ACS Cancer Facts and Figures; Sanger COSMIC database and cBioPortal and Independent market analysis. 2. Estimate of Salvage Therapy patients based on cancer Deaths (US Patients; ACS cancer facts and figures, Globecan) 3. 1 Kandoth, C., McLellan, M., Vandin, F. et al. Nature 502, 333–339 (2013); http://www.tumorportal.org/#gene 4. https://cancer.sanger.ac.uk/cosmic/gene/analysis?ln=PIK3CA#references 5. Fritsch et al Mol Cancer Ther; 13(5) May 2014, 6. Juric et al, JCO, 36 (13), 2018 US Patient Population1 *PI3KaH1047R is the most common hot spot mutation3 present in ~15% of breast and ~4% of all human cancers4

Alpelisib approved Inavolisib approved Phase 1: Relay & Scorpion Single-digit selectivity Initial proof of concept data Compound H1047R Alpelisib1 1 STX-4781 8.8 RLY-26082 3.8 OKI-2193 ~100 Next-Gen PI3Ka Mutant-Targeting Landscape Mutant-Selectivity is Necessary to Drive Improved Efficacy and Safety 1 Buckbinder et al Cancer Discov 2023;13:2432–47 2 Varkaris et al Cancer Discov 2024;14:1–18 3 OnKure internal data PI3KαH1047R Inhibitors ATP Site Competitive Inhibitors Phase 1: OKI-219, previously LOXO-783 Highly selective; wide therap. index preclinically Non-Mutation Site Allosteric Inhibitors PI3KαE-mutant Inhibitors E-mutation-specific No known clinical trials OnKure preclinical program Reported Cell-Based Selectivity for PI3KaH1047R vs PI3KaWT

PI3KaMUT Inhibitors: Potential Backbone Therapy in Combination with Approved Agents in Breast Cancer SERM: Selective Estrogen Receptor Modulator SERD: Selective Estrogen Receptor Degrader AI: Aromatase Inhibitor ADC: Antibody Drug Conjugate HER2 Cancer Cell Survival & Proliferation PI3Ka AKT Estrogen Receptor Transcription PI3Kai AKTi SERMs SERDs AI CDK4/6i G1 G2 M Cell Cycle S RTK ADCs Her2 mAb Her2-inhibitors

1https://seer.cancer.gov/statfacts/html/breast-subtypes.html 2Third party research Current & Near-Term Treatments INAVOLISIB + palbociclib + fulvestrant ALPELISIB + fulvestrant CAPIVASERTIB + fulvestrant Treatable US Population2 ~25K ~9K ~5.5K NONE HR+ accounts for ~70% of all BrCa cases1 PI3Kα Mutated HR+ MBC: A Major Market Opportunity PI3KaH1047R Mutated HR+ Metastatic Breast Cancer: Significant Unmet Need OKI-219: Targeted for Development Across Adjuvant & MBC Properties of OKI-219 suggest potential to demonstrate safety and efficacy in both adjuvant and metastatic settings Adjuvant 1st Line 2nd Line

Current & Near-Term Treatments PI3KaH1047R Mutant-Selective Drugs: Development into Poorly Served Markets INAVOLISIB + palbociclib + fulvestrant 2nd Line NONE (AI +/- CDK4/6) 1st Line OKI-219 vs. Placebo (SOC) (AI+CDK4/6 Combo) OKI-219 vs. alpelisib/capivasertib OKI-219 + next gen SERD OKI-219 Development Opportunities (Start in Metastatic and Advance to Adjuvant) OKI-219: Multiple Development Opportunities The Potential to Reach Across Multiple Lines of Therapy ALPELISIB + fulvestrant CAPIVASERTIB + fulvestrant OKI-219 vs. Inavolisib <12 months prior AI+ CDK4i (AI+CDK4/6 Combo) OKI-219 vs. Placebo (SOC) >12 months prior AI+ CDK4i (AI+CDK4/6 Combo) OKI-219 vs. Placebo (SOC) prior inavolisib or alpelisib OKI-219 + SERD OKI-219 Approval Strategy Adjuvant SOC: Standard of Care

Preclinical Safety and Efficacy Profile Shows High Potential Demonstrated excellent brain exposure & CNS activity OKI-219 highly mutant-selective (~100X for H1047R vs. wt) inhibition leads to superior efficacy Potential for superior target coverage at accessible tolerated doses Selectivity/ Efficacy Brain Penetration OKI-219 has been well-tolerated with lack of glycemic effects Wide therapeutic margin in GLP studies Safety OKI-219 shows preclinical efficacy at low doses in single-agent, SOC combinations and with novel therapeutics approaching approval Combinability Overcomes PI3KαH1047R driven resistance in combination with tucatinib or trastuzumab Overcomes Resistance

Preclinical Safety and Efficacy Profile Shows High Potential Safety Combinability Overcomes Resistance Brain Penetration Selectivity/ Efficacy

OKI-219 Single Agent Tumor Agnostic Part A Backfill (High Dose) Backfill (Low Dose) Dose Ranging (n=24) N= up to 15 OKI-219 + fulvestrant HR+/HER2- Advanced Breast Cancer Part B RP2D Expansion (High dose) Expansion (Low dose) Dose ranging (N~9) N=20 each RP2D OKI-219 + trastuzumab HER2+ Advanced Breast Cancer Part C Expansion (High dose) Expansion (Low dose) Dose ranging (N~9) N=20 each PIKture-01 Phase 1 Clinical Trial Additional expansion combination arms are being planned An Open-Label, Multicenter, Dose-Escalation First-in-Human Trial of OKI-219 RP2D: Recommended Phase 2 Dose

PIKture-01 Study Design BOIN: Bayesian Optimal Interval Design; DOR: Duration of Response; ORR: Objective Response Rate; PFS: Progression Free Survival; PAD: Pharmacologically Active Dose; PD: Pharmacodynamics, PK: Pharmacokinetics; R: Randomization; RP2D: Recommended Phase 2 Dose; SOC: Standard of Care. NCT:06239467 As of October 28, 2024 Metastatic HER2+Breast Cancer PI3KH1047R mutation Metastatic HR+HER2-Breast Cancer PI3KH1047R mutation 300 mg* OKI-219 Monotherapy Dose Escalation Advanced Solid Tumors PI3KH1047R mutation Back-fill | N = 5-15 per PAD Part A 600 mg* 1200 mg* 900 mg* 1500 mg* BOIN Design N = 24 *Doses are BID Part B Part C OKI-219 + Fulvestrant Dose Ranging R OKI-219 PAD 1 + Fulvestrant (N=20) Dose Optimization OKI-219 PAD 2 + Fulvestrant (N=20) OKI-219 + Trastuzumab Dose Ranging R OKI-219 PAD 1 + Trastuzumab (N=20) Dose Optimization OKI-219 PAD 2 + Trastuzumab (N=20) Key Eligibility Criteria: PI3KαH1047R advanced solid tumors who received prior SOC Prior PIK3 inhibitors of any kind allowed Treated or untreated asymptomatic brain metastasis allowed HbA1C < 8% allowed Key Endpoints: Safety and tolerability PK, PD, RP2D incorporating Project Optimus1 Anti-tumor activity assessed by ORR by RECIST v1.1, DOR, PFS Patient reported outcomes via EORTC QLQ-C30 score during dose optimization only dosed 1. https://www.fda.gov/regulatory-information/search-fda-guidance-documents/optimizing-dosage-human-prescription-drugs-and-biological-products-treatment-oncologic-diseases

Pharmacokinetics: Highly Developable Candidate Profile EC80 0.1 1.0 10.0 0 2 4 6 8 10 12 Time (hr) OKI-219 Plasma Concentration (µg/mL) 300 mg (n=3) 900 mg (n=4) 600 mg (n=4) Values are geometric means with 90% CI; 12 hr point based on Day 15 pre-dose 0 10 20 30 0 200 400 600 800 1000 AUC AUClast (hr*µg/mL) 0 2 4 6 8 0 200 400 600 800 1000 Cmax Dose (mg) Clast (µg/mL) Parameter 300 mg BID 600 mg BID 900 mg BID Tmax (hr) 2.0 4.0 3.0 Cmax (µg/mL) 1.47 5.33 5.94 AUCtau (hr*µg/mL) 7.55 26.0 30.5 Steady-State OKI-219 PK Estimates Values are geometric means except for Tmax which is median Dose Proportionality (Single Dose) Steady-State OKI-219 Concentrations (Day 15) Steady-state exposures (900 mg BID) show near-continuous coverage Single dose, dose proportional exposure (Cmax, AUC) OKI-219 is rapidly absorbed with modest accumulation CI: Confidence Interval

Only Grade 1 TRAEs Observed Across All Dose Levels No Hyperglycemia, Stomatitis, or Rash Observed at Any Dose OKI-219 is well tolerated across all doses Adverse events were mild and infrequent No DLTs observed No dose interruptions, delays, reductions, or discontinuations for any AEs  300 mg BID n = 3 600 mg BID n = 8 900 mg BID n = 6 ALL Pts n=17 Preferred Term Grade 1 Grade 1 Grade 1 Grade 1 Diarrhoea 0 (0%) 3 (38%) 1 (17%) 4 (24%) Nausea 0 (0%) 1 (13%) 1 (17%) 2 (12%) Pruritus 1 (33%) 1 (13%) 0 (0%) 2 (12%) Anaemia 0 (0%) 1 (13%) 0 (0%) 1 (6%) Fatigue 0 (0%) 1 (13%) 0 (0%) 1 (6%) Data cut-off - October 28, 2024 TRAEs: Treatment Related Adverse Events; DLT: Dose Limiting Toxicities; AEs: Adverse Events

Time on Treatment As of October 28, 2024 Patient 1 Patient 2 13/14 patients at doses ≥600 mg BID remain on study 2/3 patients at 300 mg showed prolonged stable disease Sustained >95% reduction in PIK3CAH1047R ctDNA in 300 mg BID patient who remains on study after >7 months

OKI-219 Strategy: Combine with Targeted Agents Across Breast Cancer HER2 Cancer Cell Survival & Proliferation PI3Ka AKT Estrogen Receptor Transcription G1 G2 M Cell Cycle S RTK Fulvestrant (generic) Camizestrant (AZ) Vepdegestrant (Pfizer) Palazestrant (Olema) Giredestrant (Roche) Imlunestrant (Lilly) OKI-219 OnKure PI3Ka Franchise Trastuzumab (Roche) Pertuzamab (Roche) Tucatinib (Pfizer) Ribociclib (Novartis) Palbociclib (Pfizer) Abemaciclib (Lilly) There are several next-generation agents in addition to the drugs noted here

Financial Overview Stock Symbol Investors Participants in Private Placement (Oct 2024) Common Stock Outstanding Approximately 13.3 million shares outstanding October 4, 2024 (after the close of the merger/private placement, and post-reverse split) Cash and investments expected to provided funding through multiple clinical data readouts and runway into 4Q 2026 Approximately $139 million at close of the merger/private placement Acorn Bioventures, Cormorant Asset Management, Surveyor Capital (a Citadel company), Perceptive Advisors, Deep Track Capital, Samsara BioCapital, Vestal Point Capital and other undisclosed investors NASDAQ: OKUR Cash Runway Cash and Investments As of October 4, 2024

Summary: OnKure is Developing Innovative Precision Medicines for Patients Focused team with remarkable success in precision medicine Ongoing PIKture-01 trial evaluating OKI-219 single agent and in combination with other agents Supported by committed investors Mutation-specific approach to a validated target (PI3Ka) in a large patient population

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